Exhibit 99.1

 .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  PHOTRONICS, INC.  24th Annual Needham Growth Conference January 14, 2022  Global Merchant Photomask Leader

 .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  PHOTRONICS, INC.  Safe Harbor Statement  This presentation and some of our comments may contain projections or other forward-looking statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are predictions, and contain risks and uncertainties. Actual events or results may differ materially from those presented. These statements include words like “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “may”, “plan”, “project”, “in our view” or the negative thereto. We cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change. If you would like more information on the risks involved in forward-looking statements, please see the documents we file from time to time with the Securities and Exchange Commission.  1/14/22

 .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  PHOTRONICS, INC.  A Compelling Investment Thesis  A GLOBAL LEADERin the merchant photomask industryDelivering growthby leveraging core competenciesGrowing more quickly than the market  *Upper range of fiscal year 2023 target model compared with fiscal year 2021  INVESTMENT GROWTHstrategy targeting EPS growth >50%*Top-line growing at twice industry growth rateOperating margins in high-teensFree cash flow above $100M  TECHNOLOGY ALIGNEDwith secular growth trendsChina industry expansion (IC & FPD) – Made in China 2025Display technology inflectionsResurgence of legacy foundry sector

Leading merchant with unmatched global presence

Largest Merchant Photomask Manufacturer ($M)


PLAB
A
B
C
D
E
IC
FPD

Sources: SEMI 2020 Photomask Characterization Study; internal estimates

Unmatched Global Footprint

11 Strategically Located Manufacturing Facilities


IC
FPD
IC & FPD

1/14/22

PHOTRONICS, INC.

Investment Strategy

Revenue Growth

- Win lion's share of "Made in China 2025" TAM growth
- Supplement new factories with point tool investments
- Capitalize on technology leadership in AMOLED to continue improving mix
- Leverage global footprint to exploit growth in "legacy foundry" business

Margin Expansion

- Sustained pricing strength in mainstream IC going into 2022
- Optimize asset tool set to match end-market demand
- Increasing benefit from operating leverage

Explore Strategic Partnerships

PHOTRONICS, INC.

 .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  PHOTRONICS, INC.  Investment strategy is working          535  551  610  664  2018  2019  2020  2021          66  52  64  95  2018  2019  2020  2021  1/14/22    Growing Operating Income ($M)High-teens operating margin run-rate at year end 2021    Converting Investments Into Revenue ($M)4th consecutive year of record revenue

 .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  PHOTRONICS, INC.  Illustrative Target Model  $M (except EPS)  2019  2020  2021  12/2020 Illustrative FY2023 Target Model      Revenue  $551  $610  $664  $7005% CAGR  $7256% CAGR  $7507% CAGR  Gross Margin  22%  22%  25%  24-26%  26-28%  27-29%  Operating Margin  9%  10%  14%  13-15%  15-17%  17-19%  Operating Cash Flow  $68  $143  $151  $150-160  $160-170  $175-185  Free Cash Flow  ($83)  $77  $47  $80-90  $90-100  $100-110  EPS  $0.44  $0.52  $0.89  $1.00-1.05  $1.15-1.25  $1.25-1.35  1/14/22

Growing China business


China Revenue ($M)
+36% CAGR
100
248
2018
2021

- We have growing business in China
  - Strong annual growth rate
  - 37% of total revenue 2021
- Local manufacturing accelerated growth
- Customer contracts fosters sustainable results
- IC JV enables us to compete more effectively

1/14/22

PHOTRONICS, INC.

 .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  PHOTRONICS, INC.  “Made in China 2025” driving growth                                      -  China FPD Mask TAM ($M)500400300We’re aligned with fastest growingsectors: AMOLED & G10.5+200100          2021E 2023EG8 G6 LTPS/AMOLED G10.5+  2019G5Source: Internal Estimates  1/14/22      Forecast falling short of policy goals (70% by 2025) More investment needed to meet targets  January 2021

Technology leadership improves FPD business mix



FPD Revenue ($M)
+20% CAGR
119
204
High-End:
+43%
CAGR
2018
2021
High-End
Mainstream

- Investments aligned with secular growth trends
  - AMOLED & LTPS for mobile
  - New OLED TV technologies
  - G10.5+
- Partners with largest panel makers
- Runway left for advanced display growth
  - Mobile platforms
  - Advanced TV
  - Mini & Micro LED

1/14/22

PHOTRONICS, INC.

 .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  PHOTRONICS, INC.  Growth in Legacy Foundry = Dynamic Mainstream Mask Market  Demand far outstripping supplyDelivery times expanding from days to monthsCannot add new lines cost effectivelyRebirth of the ASIC mask marketMoore’s law no longer working for much of the logic marketMask to silicon revenue of 3% vs 1% for over-all semiconductor marketPricing leverageDouble digit increases implemented in Taiwan and ChinaActively raising prices in Europe and Korea  1/14/22                -  50  100  150  200  250  300  350  2018  2019  2020  2021  Q4 FY21 RunRate  IC Mainstream Revenue in $ Millions    256  250      262                                                                                                    297  332

 .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  PHOTRONICS, INC.  Clear capital deployment priorities  Fund organic growthGeographic expansion into ChinaInvestments to maintain technical leadershipCapacity expansion when reciprocated by customer commitmentFinancial discipline to improve ROICExplore strategic M&APhotomask industry – IC & FPDAdjacencies to increase revenue diversificationShare repurchaseRepurchased 11.8M shares, returning $127.5M to shareholders since 2018Redeemed $115M in convertible debt since 2016, eliminating 10.3M potentially dilutive shares      79  61  57  Q315  Q421  Possible Future Scenario  Reducing Diluted Shares(Million Shares)        1/14/22

Financial Discipline Improves Shareholder Value

- Targeted investments drive top-line growth in excess of market
- Operating leverage and cost reductions expand margins
    - Target operating margins high-teens
    - Target incremental margins 50%
- Strong cash flow generation fortifies balance sheet
- Capital deployment priorities to improve ROIC



PHOTRONICS, INC.

 .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  PHOTRONICS, INC.  2021 Summary  Completed FPD capacity expansion ahead of schedule    Another year with record revenue and improved performance in a challenging environment  Revenue was a record$663.8M    up 9%  IC and FPD both achieved record revenue, up 10% and 6%, respectively Record revenue to China, up 20%  Cash balance$277M  100% of free cash flow returned to investors through share repurchases$151M generated from operating activity$109M invested in capex ($103M net of government incentives)  Net Income$59.4M$0.89 / Sh    up 67%  Net Income attributable to Photronics 4-Year CAGR 46%

Q4 2021 Summary

Revenue was a record **$181.3M**

up 6% Q/Q

up 21% Y/Y

IC (+7% Q/Q, +18% Y/Y) and FPD (+6% Q/Q, +29% Y/Y) both achieved record revenue

Record revenue to China, up 26% Q/Q and 55% Y/Y

$277M Cash balance

$38M generated from operating activity

$17M invested in capex

$13M returned to investors through share repurchases

Net income attributable to Photronics, Inc. shareholders of $19.8M ($0.33/share)

Investing in mainstream IC capacity to capitalize on market growth trends

Received 2021 UMC Excellent Collaboration and Partnership Award

Strategic investments driving long-term, profitable growth

PHOTRONICS, INC.

 .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  PHOTRONICS, INC.  Income Statement Summary  $M (except EPS)  Q421  Q321  Q/Q  Q420  Y/Y  Revenue  $ 181.3  $ 170.6  6%  $ 149.3  21%  Gross Profit  $ 51.9  $ 45.3  15%  $ 31.9  63%  Gross Margin  28.7%  26.6%  210 bps  21.4%  730 bps  Operating Income  $ 33.5  $ 28.5  18%  $ 15.0  124%  Operating Margin  18.5%  16.7%  180 bps  10.0%  850 bps  Other non-operating income (expense)  $ 3.8  $ 3.7  $ 0.1  ($ 2.9)  $ 6.7  Income tax provision  $ 8.7  $ 7.8  $ 0.9  $ 3.5  $ 5.2  Minority interest  $ 8.8  $ 7.3  $ 1.5  $ 2.1  $ 6.7  Net Income*  $ 19.8  $ 17.1  16%  $ 6.5  207%  Diluted EPS*  $ 0.33  $ 0.28  $ 0.05  $ 0.10  $ 0.23  Days in quarter  91  91  -  90  1  Margins improved on higher revenue (IC & FPD), better mainstream IC pricing and high-end mixAsia price increases already in placeRolling out price increases in other marketsQ321 operating income includes $3.5M gain on sale of fixed assetOther non-operating income (expense) primarily due to FX gain (loss)Minority interest is IC JVs in Taiwan and China  *Net income attributable to Photronics, Inc. shareholders1/14/22

 .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  PHOTRONICS, INC.  $M  Q421  Q321  Q/Q  Q420  Y/Y  High-End*  $ 42.6  $ 42.4  1%  $ 38.2  12%  Mainstream  $ 82.9  $ 75.4  10%  $ 67.8  22%  Total  $ 125.4  $ 117.8  7%  $ 105.9  18%    Q421 Revenue by Technology    High-End* 34%  Mainstream 66%  IC Photomask Revenue  *28nm and smaller1/14/22  High-end growth driven by strong logic demand in AsiaMainstream up on proliferation of chips in IoT, 5G, Crypto and consumer products creating support for higher ASPsOutlookContinued strength from remote work and educationMainstream demand strong, expanding ASPs  Total may differ due to rounding

 .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  PHOTRONICS, INC.    Q421 Revenue by Technology    High-End* 73%  Mainstream 27%  FPD Photomask Revenue  *≥G10.5, AMOLED and LTPS1/14/22  High-end improved on mobile demandMainstream recovery continuesFull quarter benefit of new litho toolsOutlookDynamic market environmentMobile demand strength and mainstream LCD recovery expected to continueTechnology development drives demand for higher-value masks  $M  Q421  Q321  Q/Q  Q420  Y/Y  High-End*  $ 41.0  $ 40.6  1%  $ 31.3  31%  Mainstream  $ 14.9  $ 12.2  21%  $ 12.1  23%  Total  $ 55.8  $ 52.9  6%  $ 43.4  29%  Total may differ due to rounding

 .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  PHOTRONICS, INC.  Select Financial Data  $M  Q421  Q321  Q420  Cash  $ 277  $ 283  $ 279  Debt  $ 112  $ 118  $ 69  Net Cash*  $ 165  $ 165  $ 210  Operating Cash Flow  $ 38  $ 55  $ 65  Capital Expenditures  $ 17  $ 19  $ 34  Share repurchase  $ 13  $ 13  $ 18  Debt is US equipment lease and local China loansFull-year net 2021 capex was $104MTotal share repurchases of $66M under current (Sep 2020) $100M planBalance sheet able to fund investments, share repurchases, and strategic M&A opportunities  *Net cash defined as cash and cash equivalents less long-term borrowings (including current portion), as reported in accordance with GAAP1/14/22

 .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  PHOTRONICS, INC.  Summary  4th consecutive year of record revenue, growing 10% CAGR over that period  Our leadership position is expanding – growing more quickly than markets        With a business model demonstrated to deliver increasing shareholder valueMargin expansion creates earnings powerStrong cash flow generationStrategic use of cash to fund growth and enhance shareholder returns  Moving forward, our investment focus is narrowing to drive accretive growth

A Compelling Investment Thesis

A GLOBAL LEADER in the merchant photomask industry

Delivering growth by leveraging core competencies

Growing more quickly than the market

TECHNOLOGY ALIGNED with secular growth trends

China industry expansion (IC & FPD) – Made in China 2025

Display technology inflections

Resurgence of legacy foundry sector

INVESTMENT GROWTH strategy targeting EPS growth >50%*

Top-line growing at twice industry growth rate

Operating margins in high-teens

Free cash flow above $100M

*Upper range of fiscal year 2023 target model compared with fiscal year 2021

PHOTRONICS, INC.

.CN IS,C ION RHOTP  .CN IS,C ION RHOTP  .CN IS,C ION RHOTP  PHOTRONICS, INC.  For Additional Information: John P. JordanExecutive Vice President & CFO 203.740.5671jjordan@photronics.com  Thank you for your interest!